June 6, 2006

Supplement

SUPPLEMENT DATED JUNE 6, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Allocator Fund, dated May 31, 2006
Morgan Stanley American Opportunities Fund, dated April 28, 2006
Morgan Stanley Balanced Growth Fund, dated May 31, 2006
Morgan Stanley Balanced Income Fund, dated May 31, 2006
Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Capital Opportunities Trust, dated March 30, 2006
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27, 2006
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Sciences Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Builder Fund, dated January 27, 2006
Morgan Stanley Income Trust, dated December 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated February 28, 2006
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated December 29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2006
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Pacific Growth Fund Inc., dated February 28, 2006
Morgan Stanley Real Estate Fund, dated March 30, 2006
Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 28, 2006
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley Total Return Trust, dated November 30, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 28, 2006
Morgan Stanley Utilities Fund, dated April 28, 2006
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Funds’’)

The disclosure in each Fund's Statement of Additional Information in the section entitled ‘‘Investment Advisory and Other Services, Revenue Sharing’’ is hereby deleted and replaced with the following:

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)

On Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio ArchitectSM Program, the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(3)

On Class A, B and C shares (except on shares, if any, held by participants in the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions):

•

An amount up to 0.11% of gross sales of such shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares (with respect to Morgan Stanley DW, this amount is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion).

(4)

An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms in Morgan Stanley Corporate Retirement Services.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Mortgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanely DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

* Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.